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                                                         SEC File Nos. 002-86082
                                                                       811-03833

                          MAINSTAY VP SERIES FUND, INC.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                        MAINSTAY VP CONVERTIBLE PORTFOLIO
                        MAINSTAY VP GOVERNMENT PORTFOLIO
                 MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                       MAINSTAY VP TOTAL RETURN PORTFOLIO
                           MAINSTAY VP VALUE PORTFOLIO
                       MAINSTAY VP S&P 500 INDEX PORTFOLIO

                     Supplement dated July 19, 2004 to the
       Statement of Additional Information for Initial Class shares dated April 30, 2004 ("Initial Class SAI"), and Statement of Additional Information
      for Service Class shares dated April 30, 2004 ("Service Class SAI")


      This Supplement updates certain information contained in the above-dated Statements of Additional Information ("SAIs") for MainStay VP Series Fund, Inc. (the "Fund") regarding eight series of the Fund: MainStay VP Capital Appreciation Portfolio, MainStay VP Cash Management Portfolio, MainStay VP Convertible Portfolio, MainStay VP Government Portfolio, MainStay VP High Yield Corporate Bond Portfolio, MainStay VP Total Return Portfolio, MainStay VP Value Portfolio, and MainStay VP S&P 500 Index Portfolio, (each a "Portfolio"). You may obtain copies of the SAIs free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, NY 10010.

1. The following paragraph, in the section entitled "Additional Non-Fundamental Investment Restrictions Applicable to Certain Portfolios," on page 9 of the Initial Class SAI and page 9 of the Service Class SAI is deleted:

      [None of these Portfolios will:]

      (2) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the 1940 Act, a Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause a Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation);

The following paragraphs are renumbered to reflect this deletion.


2. The following paragraph is inserted on page 28 of the Initial Class SAI and page 26 of the Service Class SAI preceding the paragraph entitled "Zero Coupon Bonds":

      SECURITIES OF OTHER INVESTMENT COMPANIES

      Certain Portfolios may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. These securities represent interests in portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicate management and advisory fees and
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      operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.





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